SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                              -------------------
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 26, 1999
                                                 --------------------

                       RAMTRON INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                  Delaware
      (State of or other jurisdiction of incorporation or organization)

                                    0-17739
                          (Commission File Number)

                                84-0962308
                  (I.R.S. Employer Identification Number)

   1850 Ramtron Drive, Colorado Springs, Colorado 80921 (719) 481-7000 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

ITEM 5  -  OTHER EVENTS:

On February 26, 1999, Ramtron International Corporation (the "Company") and the National Electrical Benefit Fund (the "Fund") entered into an agreement to amend the scheduled maturity date of an August 31, 1995 Loan Agreement between the Company and the Fund to April 30, 1999.

ITEM 7  -  FINANCIAL STATEMENTS AND EXHIBITS:

     Exhibits.  The following exhibits are furnished as part of this report:

             Exhibit           Description
             -------           -----------

               10.1           Fourth Amendment to Loan Agreement
                              between the National Electrical
                              Benefit Fund and the registrant dated
                              February 26, 1999.


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ Richard L. Mohr
                                              ------------------------------
                                              Richard L. Mohr
                                              Executive Vice President and CFO

Date:  March 2, 1999